EXHIBIT 10.2

STOCK PURCHASE AGREEMENT

THIS AGREEMENT, made as of the 27th day of December, 2000, by and among American Champion Entertainment, Inc., a corporation organized and existing under the laws of the state of Delaware, with its principal offices at 22320 Foothill Blvd., Hayward, California 94541 ("Seller"), and Holley Holding (U.S.A.) Ltd., having an address at 131 South Maple Avenue, Suite 6, South San Francisco, California 94080 ("Purchaser").

WHEREAS, Purchaser wishes to purchase certain newly issued shares of common stock of Seller, and Seller wishes to sell such shares to Purchaser.

NOW THEREFORE, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF STOCK

1.1 Terms. Subject to the terms and conditions hereof, and in reliance upon the mutual representations, covenants, agreements and warranties herein contained, and for, and in consideration of the aggregate payment by Purchaser to Seller in the amount of $1,000,000 (the "Purchase Price"), the parties hereby agree that, at the closing:

(i) Seller shall sell, assign, transfer and convey to Purchaser and Purchaser shall purchase 6,250,000 shares of common stock, $.0001 par per share of Seller ("Common Stock"). Seller shall deliver at the Closing certificates representing such shares of Common Stock (the "Shares"), in the denominations set forth by Purchaser.

(ii) In consideration for the sale of the Shares, Purchaser shall make, and Seller shall accept, payment of the Purchase Price by delivery of a certified or official bank check or checks payable to Seller, or wire transfer, in the amount of $1,000,000.

(iii) Notwithstanding anything else contained herein, in the event the Seller is advised by The Nasdaq Stock Market ("Nasdaq") that the sale of the Shares without prior approval by the stockholders of the Seller will result in the delisting of the Seller from Nasdaq, Seller or Purchaser, in their sole discretion, may upon written demand to the other party require that the Shares be returned to Seller for cancellation and the full amount of the Purchase Price be reflected as a debt of the Seller to Purchaser, on the terms and conditions set forth in the promissory note attached hereto as Exhibit 1.1(iv).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants, upon which representations and warranties Purchaser relies, as follows:

2.1. Corporate Organization. Seller is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, and has all requisite power and authority (corporate and other) to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into this Agreement and to consummate the transactions contemplated hereunder. Seller is qualified, licensed or registered to do business in any states where the nature of its business and activities and the character of the properties owned by it, require it to be so qualified, licensed or registered, except where the failure to be so qualified, licensed or registered would not have a materially adverse effect on the business or operations of Seller.

2.2. Power and Authority. Seller has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement, and to carry out the transaction contemplated hereby; nor will it violate any statute, law, regulation, rule, court or administrative judgment, order, writ, injunction or decree which is applicable to Seller or any of its properties, or to which Seller is subject or by which it is bound. All actions of Seller necessary to authorize it to execute, deliver and consummate this Agreement have been duly and validly authorized and taken, and no further actions or authorizations are required. This Agreement constitutes the valid, legally binding obligation of Seller, and is enforceable in accordance with its terms. The Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Shares, when issued, will be free and clear of all liens, charges, encumbrances, liabilities and restrictions of every kind, nature or description.

2.3. No Violations. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach of, or constitute a default under, the Certificate or Articles of Incorporation or By-laws of Seller, or any agreement, instrument or obligation to which Seller is a party or by which it is bound.

2.4. Litigation. Seller is not a party to, or the subject of, any action, suit, litigation, claim, administrative proceeding or governmental or quasi-governmental investigation relating to Seller, its operations, properties, business or prospects, or to this Agreement or the consummation or the transactions contemplated hereby, or material to such transactions; nor to the best of the knowledge of Seller is any such action, suit, litigation, proceeding or investigation threatened or contemplated, nor does there exist any basis for any of the same. Seller is not subject to any order, judgment, decree or obligation which would limit its ability to operate its business in the ordinary course.

2.5. Condition of Assets. All of Seller's assets are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

2.6. Taxes. Seller has paid (and, as to any of the following which are payable after the date hereof, Seller has properly and adequately reserved against and will pay when due) all income taxes, sales and use taxes, unemployment taxes, ad valorem taxes, property taxes, excise taxes, duties and imports, and all other taxes of every kind, character or description imposed by any federal, state or local governmental or quasi-governmental authority (collectively, "Taxes"), required to be paid with respect to the assets or operations of Seller for all periods prior to the Closing Date. All federal, state and local tax returns and reports (collectively, "Returns") to be filed by Seller with respect thereto have been accurately prepared, duly executed and filed or will be so prepared, executed and filed before their respective due dates, and all Taxes due with respect to such returns as filed have been paid (or will be so paid) by Seller in full, except where the failure to make any such payments would not have a material adverse effect upon Seller. Seller has not received, and there are not outstanding, any notices of any material deficiencies, adjustments, assessments or changes in assessments or increases in Taxes or tax rates with respect to any Taxes, or other charges which are due or required to be filed at or prior to the date hereof, and which have not been paid in full or otherwise fully settled and satisfied. No extension of time is in effect for the assessment of deficiencies against Seller nor has any waiver of any statute of limitations with respect to any taxable year.

2.7. Compliance with Laws. Seller has complied with, and is currently in compliance with all statutes, laws, ordinances, rules, regulations, judgments, decrees and orders, of any government, court or governmental or quasi-governmental authority, to which it is subject or by which it is bound, except where the failure to comply therewith would not have a material adverse effect upon the Seller. Seller has all material permits, licenses and authorizations required for the operation of its business as it is presently conducted

("Permits"), and all of such Permits are in full force and effect.

2.8. Labor Matters.

(i) No employees of Seller are represented by any labor organization and, as of the date hereof, no labor organization or group of employees of Seller has made a demand for recognition, has filed a petition seeking a representation proceeding or given Seller notice of any intention to hold an election of a collective bargaining representative. There is no strike, work stoppage, or labor disturbance pending or threatened which involves any employee of Seller;

(ii) There are no unfair unemployment or labor practice charges which are presently pending. Seller has no employment-related litigation or administrative proceedings which are presently pending, filed by or on behalf of any employee of Seller or involving any employee of Seller; and

(iii) As of the date hereof, there are no presently pending or threatened, claims by any governmental authority, labor organization or employee of Seller alleging that Seller has violated any applicable laws respecting employment practices. Seller is in compliance in all material respects with its obligations under all statutes, executive orders and other governmental regulations governing its employment practices, including without limitation, provisions relating to wages, hours, equal opportunity and payment of social security and other taxes.

2.9. Trademarks; Trade Names; Etc. All patents, trademarks, service marks, trade names, copyrights and similar rights (collectively, "Rights"), and any applications in respect thereof, and inventions, processes and formulae (collectively, "Processes") used by Seller in whole or in part for the conduct of its business, all of which are owned by Seller free and clear of any and all licenses, liens, claims, security interests, charges or encumbrances whatsoever, are valid and in good standing, and do not to the best of Seller's knowledge infringe upon, and have not to the best of Seller's knowledge, in the past infringed upon, the rights of any other person, firm or corporation.

2.10. Insurance. Seller maintains adequate policies of fire, liability, title, professional liability, theft, employee fidelity workers' compensation and all other forms of casualty and liability insurance. All of such policies are sufficient for compliance with all requirements of law and of all contracts, commitments and agreements of any nature to which Seller is a party, and provide coverage for property in limits of not less than the amounts sufficient to replace all property owned by Seller upon loss, with no co-insurance penalties applicable thereto. Seller is not in default under any of such policies or binders, and Seller has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders.

2.11. Public Reports.

Purchaser has had an opportunity to review the filings of Seller made with the Securities and Exchange Commission (the "Filings"). The filings are true and accurate in all material respects, do not contain any material misstatements and do not omit to state any material information required to be set forth therein.

2.12. Accuracy of Representations and Warranties. None of the representations and warranties made by Seller contained in this Agreement, including all Exhibits, nor in any statement, document, certificate, schedule, list, memorandum or other writing (collectively, "Statements") furnished or to be furnished by Seller pursuant hereto, or in connection with the transactions contemplated hereby, is or will be incorrect or incomplete, or contains or will contain any untrue statement of fact, and none of such representations, warranties and Statements omits or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Seller which Seller has not disclosed in this Agreement, or in an Exhibit hereto, or in a Statement, which adversely affects or may reasonably be expected to affect adversely the business or assets of Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller, upon which representations and warranties Seller relies, as follows:

3.1. Power and Authority. The Purchaser has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement and to carry out the transaction contemplated hereby; nor will it violate any statute, law, regulation, rule, court or administrative judgment, order or decree which is applicable to any Purchaser, or to which it is subject or by which it is bound. This Agreement constitutes the valid, legally binding obligation of Purchaser and is enforceable in accordance with its terms.

3.2. Litigation. Purchaser is not a party to, or the subject of, any action, suit, litigation, claim, administrative proceeding or governmental or quasi-governmental investigation relating this Agreement or the consummation or the transactions contemplated hereby, or material to such transactions; nor to the best of the knowledge of each Purchaser is any such action, suit, litigation, proceeding or investigation threatened or contemplated, nor does there exist any basis for any of the same.

3.3. Acquisition for Investment. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares, and is able to bear the economic risks of such investment. Purchaser acknowledges that:

(i) they have been given the opportunity to ask questions of Seller's management; and

(ii) the sale of the Shares has not been registered under the Securities Act of 1933 (the "Securities Act"); there is no commitment to register the Shares or the Warrants under the Securities Act except as provided in Article IV; and Purchasers are relying on the exemption from such registration provided by Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

3.4. Accuracy of Representations and Warranties. None of the representations and warranties made by Purchaser contained in this Agreement, including all Exhibits, nor in any Statement furnished or to be furnished by Purchaser pursuant hereto, or in connection with the transactions contemplated hereby, is or will be incorrect or incomplete, or contains or will contain any untrue statement of fact, and none of such representations, warranties and Statements omits or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV

REGISTRATION RIGHTS

4.1 Registration. Upon the written request of the Purchaser, all of the Shares and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Securities"), shall be registered for resale pursuant to the Securities Act, pursuant to which Seller shall:

i. prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Securities are sold or become capable of being publicly sold without registration under the Securities Act.

ii. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever Purchaser shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

iii. furnish to Purchaser such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by Purchaser;

iv. use its best efforts to list such Securities on any securities exchange on which any securities of the Seller are then listed, if the listing of such Securities is then permitted under the rules of such exchange;

v. notify Purchaser, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

vi. take such other actions as shall be reasonably requested by Purchaser to facilitate the registration and sale of the Securities; provided, however, that Seller shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

4.2 Expenses. All expenses incurred in the registration of the Securities shall be paid by Seller, including, without limitation, printing expenses, fees and disbursements of counsel for the Seller, all registration and filing fees for the Purchaser's Securities under federal securities laws; provided, however, Seller shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Securities sold, or (c) the fees and expenses of counsel for Purchaser, provided that Seller will pay the costs and expenses of Seller's counsel when Seller's counsel is representing any or all selling security holders.

4.3. Indemnification. In the event the Shares are included in a registration statement pursuant to this Agreement:

i. Seller Indemnity. Seller shall indemnify and hold harmless Purchaser, the affiliates, officers, directors and partners of each Purchaser, any underwriter (as defined in the Securities Act) for Purchaser, and each person, if any, who controls Purchaser or underwriter (within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by Seller of the Securities Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and Seller shall reimburse Purchaser, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Seller shall not be liable to any Purchaser in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation.

ii. Purchaser Indemnity. Purchaser shall indemnify and hold harmless Seller, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the Act) and each person, if any, who controls Seller or the underwriter (within the meaning of the Securities Act or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities law, and Purchaser shall reimburse Seller and each such affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by Purchaser to Seller in connection with the offer or sale of Securities.

iii. Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Shares by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.1. Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes and sets forth the entire agreement and understanding of the parties pertaining to the subject matter hereof, and there are no other prior or contemporaneous written or oral agreements, understandings, undertakings, negotiations, promises, discussions, warranties or covenants not specifically referred to or contained herein or attached hereto. No supplement, modification, termination in whole or in part, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

5.2. Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party; except that Purchaser may, without such consent, assign all such rights and such obligations to a wholly- owned subsidiary of Purchaser, which shall assume all obligations and liabilities hereunder.

5.3. Headings. The headings or titles of the various paragraphs of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication or intention, limit, define, extend or affect the meaning or interpretation of this Agreement or the specific terms or text of the section so designated.

5.4. Law Governing. This Agreement shall be governed in all respects, whether as to validity, construction, interpretation, capacity performance or otherwise, by the laws of the State of New York. If any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then and in that event, to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement or any other such instrument.

5.5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective duly authorized officers and the individual parties have executed this Agreement as of the day and year first above written.

AMERICAN CHAMPION ENTERTAINMENT, INC.

By: /s/ Anthony K. Chan

Anthony K. Chan

President & CEO

HOLLEY HOLDING (U.S.A.) LTD.

By: /s/ Wang, Licheng

Wang, Licheng

Chairman of the Board